CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

KANNALIFE, INC.

Kannalife, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

1. The name of the Corporation is Kannalife, Inc.

2. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was March 25, 2013.

3. The Corporation’s Amended and Restated Certificate of Incorporation is hereby amended by restating Article FIRST thereof to provide as follows:

“FIRST: The name of this corporation is Neuropathix, Inc. (the “Corporation”).”

4. This Certificate of Amendment has been duly adopted by the board of directors of the Corporation in accordance with the applicable provisions of Sections 228 and absent stockholder approval pursuant to section 242(b)(1) of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the Chief Executive Officer of the Corporation this 4th day of November, 2020.

KANNALIFE, INC

By:	/s/ Dean Petkanas
Dean Petkanas
Chief Executive Officer